National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.12
SECOND LIEN PLEDGE AGREEMENT

SECOND LIEN PLEDGE AGREEMENT, dated as of March 13, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”), among Nautilus Acquisition Holdings, Inc., a Delaware corporation (“Holdings”), Nautilus Merger Sub, LLC, a Delaware limited liability company (“MergerSub”), Vision Holding Corp., a Delaware corporation (the “Company”), National Vision, Inc., a Georgia corporation (“NVI”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 29 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors, Holdings, MergerSub and the Company are referred to collectively as the “Pledgors”),  and Morgan  Stanley  Senior Funding, Inc., as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, Holdings, MergerSub and the Company are party to the Second Lien Credit Agreement,  dated as of March 13,  2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, MergerSub, the Company, NVI, the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent;

WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of February 6, 2014 (the “Acquisition Agreement”), by and among Holdings, Initial Borrower, the Company and BSR LLC, Holdings will acquire the Company through an acquisition transaction pursuant to the Acquisition
Agreement whereby Initial Borrower will merge (the “Merger”) with and into the Company, with the Company surviving the Merger;

WHEREAS, (i) immediately prior to the Merger, certain stockholders of the Company will contribute Equity Interests held by them (the “Equity Rollover”) to Nautilus Parent, Inc. (“Parent”), (ii) immediately after giving effect to the Merger, the Equity Rollover will remain outstanding and held by Parent and (iii) on the Closing Date, after the Merger, Parent shall contribute (the “Equity Rollover Contribution”) the Equity Rollover to Holdings and thereafter the Company shall be a wholly-owned Subsidiary of Holdings;

WHEREAS, following the consummation of the Acquisition and the Equity Rollover, the Company  shall merge with and into NVI, and all rights and  obligations of the Company  as the “Borrower” shall be assumed by NVI;

WHEREAS, pursuant to the Second Lien Guarantee, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from  time to time, the “Guarantee”), each Pledgor (other than the Borrower) has agreed to unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to the Collateral Agent for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined below);

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

WHEREAS, the proceeds of the Loans will be used in part to enable the Borrower to make valuable transfers to the other Pledgors in connection with the operation of their respective businesses;

WHEREAS, each Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Loans; and

WHEREAS, as of the date hereof, (a) the Pledgors are the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests, together with any Equity Interests of the issuer of such Equity Interests or any other issuer directly held by any Pledgor in the future, in each case, except to the extent excluded from the Collateral for the Obligations pursuant to the last paragraph of Section 2 below, referred to collectively herein as the “Pledged Shares”) and (b) each of the Pledgors is the legal and beneficial owner of the Indebtedness evidenced by a promissory note in excess of $10,000,000 and described in Schedule 1 hereto (together with any other Indebtedness owed to any Pledgor hereafter and required to be pledged pursuant to Section 9.12 of the Credit Agreement, the “Pledged Debt”);

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans, the Pledgors hereby agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.            Defined Terms.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. Any term used herein or in the Credit Agreement without definition that is defined in the UCC has the meaning given to it in the UCC.

(b)          “Collateral” shall have the meaning provided in Section 2.

(c)          “Collateral Agent” shall have the meaning provided in the preamble hereto.

(d)          “Company” shall have the meaning provided in the preamble hereto.

(e)          “Equity Interests” shall mean, collectively, Capital Stock and Stock Equivalents.

(f)          “Guarantee” shall have the meaning provided in the recitals hereto.

(g)          “Holdings” shall have the meaning provided in the preamble hereto.

(h)          “Obligations” shall mean the Obligations (as defined in the Credit Agreement).

(i)           “Pledge Agreement” shall have the meaning provided in the preamble hereto.

(j)           “Pledged Debt” shall have the meaning provided in the recitals hereto.

(k)          “Pledged Shares” shall have the meaning provided in the recitals hereto.

(l)           “Pledgors” shall have the meaning provided in the recitals hereto.

(m)          “Proceeds” has the meaning given to it in the UCC.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(n)          “Security Interest” shall have the meaning provided in Section 2.

(o)          “Subsidiary Pledgor” shall have the meaning provided in the recitals hereto.

(p)          “Termination Date” shall have the meaning ascribed thereto in Section 13(a).

(q)          “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

(r)            Sections 1.2, 1.5, 1.9 and 1.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

2.            Grant of Security. As collateral security for the payment and performance when due of all of the Obligations, each Pledgor hereby collaterally assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a lien on and a security interest in (the “Security Interest”) all of such Pledgor’s right, title and interest in, to and under the following, whether now owned or existing or at any time hereafter acquired or existing (collectively, the “Collateral”):

(a)          the Pledged Shares held by such Pledgor and the certificates representing such Pledged Shares and any interest of such Pledgor in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares.

(b)          the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt; and

(c)           to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Collateral.

Notwithstanding the foregoing, the Collateral (and any defined term used in the definition thereof) for the Obligations shall not include any Excluded Stock and Stock Equivalents or any Excluded Property.

3.            Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be promptly (and in any event within 90 days (or such longer period as the Collateral Agent may reasonably agree)), delivered to and held by or on behalf of the Collateral Agent pursuant hereto to the extent required by the Credit Agreement and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, and upon at least 3 Business Days’ prior written notice to the relevant Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Shares.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

4.            Representations and Warranties.          Each Pledgor represents and warrants, after giving effect to the Transactions, as follows:

(a)          Schedule 1 hereto (i) correctly represents as of the Closing Date (A) the issuer, the certificate number, the Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Pledged Shares and (B) the issuer, the initial principal amount, the Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder.  Except as set forth on Schedule 1, and except for Excluded Stock and Stock Equivalents, the Pledged Shares represent all (or 66% in the case of pledges of the Voting Stock of Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of Capital Stock and/or debt of Foreign Subsidiaries that are CFCs) of the issued and outstanding Equity Interests of each class of Equity Interests in the issuer on the Closing Date.

(b)          Such Pledgor is the legal and beneficial owner of the Collateral pledged or collaterally assigned by such Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Lien created by this Pledge Agreement.

(c)          As of the Closing Date, the Pledged Shares pledged by such Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable, in each case, to the extent such concepts are applicable in the jurisdiction of organization of the respective issuer.

(d)          The execution and delivery by such Pledgor of this Pledge Agreement and the pledge of the Collateral pledged by such Pledgor hereunder pursuant hereto create a legal, valid and enforceable security interest in such Collateral (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction) and, upon delivery of such Collateral to the Collateral Agent, shall constitute a fully perfected Lien on and security interest in the Collateral, securing the payment of the Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation and perfection of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

(e)          Such Pledgor has full organizational power, authority and legal right to pledge all the Collateral pledged by such Pledgor pursuant to this Pledge Agreement and this Pledge Agreement constitutes a legal, valid and binding obligation of each Pledgor (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), enforceable in accordance with its terms, except as enforceability thereof may  be limited by  bankruptcy, insolvency  or other similar laws affecting  creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

5.             Certification of Limited Liability Company, Limited Partnership Interests, Equity Interests in Foreign Subsidiaries and Pledged Debt.

(a)          With respect to any Equity Interests in any Subsidiary that are not a security as defined in Section 8-102(a)(15) of the Uniform Commercial Code of any applicable jurisdiction or pursuant to Section 8-103 of the Uniform Commercial Code of any applicable jurisdiction, if any Pledgor shall take any action that, under such sections, converts such Equity Interests into a security, such Pledgor shall give prompt written notice thereof to the Collateral Agent and cause the issuer thereof to issue to it certificates or instruments evidencing such Equity Interests, which it shall promptly deliver to the Collateral Agent as provided in Section 3.

(b)          Each Pledgor will comply with Section 9.12 of the Credit Agreement.

(c)           In the event that any Equity Interests in any Foreign Subsidiary pledged hereunder are not represented by a certificate, the Pledgors agree not to permit such Foreign Subsidiary to issue Equity Interests represented by a certificate to any other Person.

6.            Further Assurances. Subject to the terms and limitations of Sections 9.11, 9.12 and 9.14 of the Credit Agreement and 3.2(c) of the Security Agreement, each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, deeds of trust and other documents), which may be required under any applicable law, or which the Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Each Pledgor hereby irrevocably authorizes the Collateral Agent and its Affiliates, counsel and other representatives, at any time and from  time to time, to file or record financing statements, amendments to financing statements and, with notice to the applicable Grantors, other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the Security Interest of the Collateral Agent under this Pledge Agreement.

7.            Voting Rights; Dividends and Distributions; Etc.

(a)          So long as no Event of Default shall have occurred and be continuing:

(i)            Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Pledge Agreement or the other Credit Documents.

(ii)          The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.

(b)          Subject to paragraph (c) below, each Pledgor shall be entitled to receive and retain and use, free and clear of the Lien created by this Pledge Agreement, any and all dividends, distributions, principal and interest made or paid in respect of the Collateral to the extent permitted by the Credit Agreement,  as applicable; provided, however, that any  and  all noncash dividends,  interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(c)          Upon at least three Business Days’ prior written notice to a Pledgor by the Collateral Agent that the Collateral Agent is exercising its rights under this Section 7(c), following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement,

(i)           all rights of such Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during  the continuance of such  Event of Default, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, to permit the Pledgors to exercise such rights.  After all Events of Default have been cured or waived, each Pledgor will have the right to exercise the voting and consensual rights that such Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 7(a)(i) (and the obligations of the Collateral Agent under Section 7(a)(ii) shall be reinstated);

(ii)          all rights of such Pledgor to receive the dividends, distributions and principal and interest payments that such Pledgor would otherwise be authorized to receive and retain pursuant to Section 7(b) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which, subject to the terms of the Intercreditor Agreements, shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuance of such Event of Default. After all Events of Default have been cured or waived, the Collateral Agent shall repay to each Pledgor (without interest) all dividends, distributions and principal and interest payments not otherwise applied  in accordance with Section 11(b) that such Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 7(b);

(iii)         all dividends, distributions and principal and interest payments that are received by such Pledgor contrary to the provisions of Section 7(b) shall be received in trust for the benefit of the Collateral Agent and segregated from other property or funds of such Pledgor and shall forthwith be delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsements); and

(iv)         in order to permit the Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 7(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 7(c)(i) above, and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 7(c)(ii) and (c)(iii) above, such Pledgor shall from time to time execute and deliver to the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request in writing, subject to the terms of the Intercreditor Agreement.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

8.            Transfers and Other Liens; Additional Collateral; Etc.  Subject to the terms of the Intercreditor Agreement, each Pledgor shall:

(a)          not (i) except as permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for Permitted Liens and the Lien created by this Pledge Agreement; provided that in the event such Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement to a Person that is not a Credit Party, and such assets are or include any of the Collateral, the Lien created by this Pledge Agreement shall be automatically released concurrently with the consummation of such sale, and upon the request of the applicable Pledgor the Collateral Agent shall evidence such release of such Collateral to such Pledgor; and

(b)          use commercially reasonable efforts to defend its and the Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than Permitted Liens and the Lien created by this Pledge Agreement), however arising, and any and all Persons whomsoever (except to the extent that the Collateral Agent and the Borrower agree that the cost of such defense is excessive in relation to the benefit to the Lenders thereof).

9.            Collateral Agent Appointed Attorney-in-Fact.  Each Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, and shall automatically terminate with respect to such Pledgor on the Termination Date or, if sooner, upon the release of such Pledgor hereunder pursuant to Section 13, the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to take any action and to execute any instrument, in each case solely after the occurrence and during the continuance of an Event of Default (and upon prior written notice to such Pledgor that the Collateral Agent intends to take such action and subject to the terms of the Intercreditor Agreement), that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

10.          The Collateral Agent’s Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral,  the existence, priority  or perfection  of the Collateral Agent’s Lien thereon, or any certificate prepared by any Credit Party in connection therewith, nor shall the Collateral Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

11.          Remedies. Subject to the terms of the Intercreditor Agreements, if any Event of Default shall have occurred and be continuing:

(a)          The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC or any other applicable law (whether or not the UCC applies to the affected Collateral) and also may upon prior notice to the relevant Pledgor, sell the Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as are commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral.  The Collateral Agent shall be authorized at any such sale of Pledged Shares or Pledged Debt (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Shares or Pledged Debt so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent or any Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Collateral Agent or such Secured Party may pay the purchase price by crediting the amount thereof against the Obligations. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Pledgor hereby waives any claim against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(b)          Subject to the Second Lien Intercreditor Agreement, the Collateral Agent shall apply the Proceeds of any collection or sale of the Collateral as well as any Collateral consisting of cash, at any time after receipt in the order set forth in Section 11.14 of the Credit Agreement.

Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(c)          All payments received by any Pledgor in respect of the Collateral after the occurrence and during the continuance of an Event of Default, shall be received in trust for the benefit of the Collateral Agent shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

12.          Amendments, etc. with Respect to the Obligations; Waiver of Rights.  Each Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Pledgor and without notice to or further assent by any Pledgor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Pledge Agreement or any property subject thereto. When making any demand hereunder against any Pledgor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on any Pledgor or any other Person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from any Pledgor or any other Person or any release of the Company or any Pledgor or any other Person shall not relieve any Pledgor in respect of which a demand or collection is not made or any Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Pledgor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

13.          Continuing Security Interest; Assignments Under the Credit Agreement; Release.

(a)          This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, endorsees, transferees and assigns permitted under the Credit Agreement until the date on which all the Obligations under the Credit Documents (other than, in each case, any contingent indemnity obligations not then due) and the Commitments shall have terminated (such date, the “Termination Date”), notwithstanding that from time to time during the term of the Credit Agreement the Credit Parties may be free from any Obligations.

(b)          Any Pledgor shall automatically be released from its obligations hereunder and the Collateral of such Pledgor shall be automatically released as it relates to the Obligations upon such Pledgor ceasing to be a Credit Party in accordance with Section 13.1 of the Credit Agreement. Any such release in connection with any sale, transfer or other disposition of such Collateral permitted under the Credit Agreement to a Person that is not a Credit Party shall result in such Collateral being sold, transferred or disposed of, as applicable, free and clear of the Liens of this Pledge Agreement.

(c)          The Collateral shall be automatically released from the Liens of this Pledge Agreement as it relates to the Obligations (i) to the extent provided for in Section 13.1 of the Credit Agreement and (ii) upon the effectiveness of any written consent to the release of the security interest granted in such Collateral pursuant to Section 13.1 of the Credit Agreement.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d)          In connection with any termination or release pursuant to the foregoing paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Pledgor or authorize the filing of, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release subject to, if reasonably requested by the Collateral Agent, the Collateral Agent’s receipt of a certification by the Borrower and the applicable Pledgor stating that such transaction is in compliance with the Credit Agreement and the other Credit Documents. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Collateral Agent.

14.          Reinstatement. Each Pledgor further agrees that, if any payment made by any Credit Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the Proceeds of Collateral are required to be returned by any Secured Party to such Credit Party, its estate, trustee, receiver or any other Person, including any Pledgor, under any bankruptcy law, state, federal or foreign law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Pledgor in respect of the amount of such payment.

15.          Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

16.         Counterparts. This Pledge Agreement may be executed by one or more of the parties to this Pledge Agreement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

17.          Severability.  Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

18.          Integration. This Pledge Agreement together with the other Credit Documents represents the agreement of each of the Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth herein or in the other Credit Documents.

19.          Amendments in Writing; No Waiver; Cumulative Remedies.

(a)          None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Pledgor and the Collateral Agent in accordance with Section 13.1 of the Credit Agreement.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b)          Neither the Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 19(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion.

(c)          The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

20.          Section Headings. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

21.          Successors and Assigns.   This Pledge Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Pledgor may assign, transfer or delegate any of its rights or obligations under this Pledge Agreement without the prior written consent of the Collateral Agent or as otherwise permitted by the Credit Agreement.

22.        WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

23.          Submission to Jurisdiction; Waivers.  Each party hereto irrevocably and unconditionally:

(a)          submits for itself and its property in any legal action or proceeding relating to this Pledge Agreement and the other Credit Documents to which it is a party to the exclusive general jurisdiction of the courts of the State of New York or the courts of the United States for the Southern District of New York, in each case sitting in New York City in the Borough of Manhattan, and appellate courts from any thereof;

(b)         consents that any such action or proceeding may be brought in such courts and waives (to the extent permitted by applicable law) any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other courts;

(c)          agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address referred to in Section 15 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(d)          agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Pledgor in any other jurisdiction; and

(e)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 23 any special, exemplary, punitive or consequential damages.

24.          GOVERNING LAW.  THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

25.          Intercreditor Agreements.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Pledge Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Goldman Sachs Bank USA, as collateral agent, pursuant to or in connection with the First Lien Credit Agreement, and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the limitations and provisions of the Intercreditor Agreement then in effect. In the event of any conflict between the terms of the Intercreditor Agreement then in effect and the terms of this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, prior to the Discharge of Senior Obligations (as defined in the Intercreditor Agreement), the requirements of this Pledge Agreement to deliver possession of Collateral to the Collateral Agent shall be deemed satisfied by the delivery of possession of such Collateral to a Senior Representative (as defined in the Intercreditor Agreement) and as bailee for the Collateral Agent as provided in the Intercreditor Agreement.

26.          Enforcement Expenses; Indemnification.

(a)           Each Pledgor agrees to pay any and all reasonable and documented out of pocket expenses (including all reasonable and documented fees and disbursements of counsel) that may be paid or incurred by any Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Pledgor under this Pledge Agreement, in each case subject to the limitations on reimbursement of costs and expenses set forth in Section 13.5 of the Credit Agreement.

(b)          Each Pledgor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Pledge Agreement to the extent the Borrower would be required to do so pursuant to Section 13.5 of the Credit Agreement.

(c)          The agreements in this Section 26 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

27.          Acknowledgments.  Each party hereto hereby acknowledges that:

(a)          it has been advised by counsel in the negotiation, execution and delivery of this Pledge Agreement and the other Credit Documents to which it is a party;

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b)          neither the Collateral Agent nor any other Secured Party has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Pledge Agreement or any of the other Credit Documents, and the relationship between the Pledgors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders and any other Secured Party or among the Pledgors and the Lenders and any other Secured Party.

28.         Additional Pledgors. Each Subsidiary that is required to become a party to this Pledge Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Subsidiary Pledgor, with the same force and effect as if originally named as a Pledgor herein, for all purposes of this Pledge Agreement, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

[SIGNATURE PAGES FOLLOW]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

NAUTILUS MERGER SUB, INC.,
as a Pledgor

By:	/s/ Adam Waglay
	Name:	Adam Waglay
	Title:	Vice President

NAUTILUS ACQUISITION HOLDINGS, INC.,
as a Pledgor

By:	/s/ Adam Waglay
	Name:	Adam Waglay
	Title:	Vice President

[signature page of Second Lien Pledge Agreement]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

VISION HOLDING CORP.,
as a Pledgor

By:	/s/ L. Reade Fahs, Jr.
	Name:	L. Reade Fahs, Jr.
	Title:	President and Chief Executive Officer

NATIONAL VISION, INC.,
as a Pledgor

By:	/s/ L. Reade Fahs, Jr.
	Name:	L. Reade Fahs, Jr.
	Title:	Chief Executive Officer

EYEGLASS WORLD, LLC,
as a Pledgor

By:	/s/ L. Reade Fahs, Jr.
	Name:	L. Reade Fahs, Jr.
	Title:	President and Chief Executive Officer

[signature page of Second Lien Pledge Agreement]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

MORGAN STANLEY SENIOR FUNDING, INC.,
as the Collateral Agent

By:	/s/ Julie Lilienfeld
	Name:	Julie Lilienfeld
	Title:	Authorized Signatory

[signature page of Second Lien Pledge Agreement]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

ANNEX A
TO THE PLEDGE AGREEMENT

SUPPLEMENT NO. [    ], dated as of [    ], 20[    ] (this “Supplement”), to the SECOND LIEN PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), dated as of March 13, 2013, among Nautilus Acquisition Holdings, Inc., a Delaware corporation (“Holdings”), Nautilus Merger Sub, LLC, a Delaware limited liability   company   (the  “MergerSub”),   Vision   Holding   Corp.,  a  Delaware  corporation   (the “Company”), National Vision, Inc., a Georgia corporation (“NVI”), each of the Subsidiaries listed on the signature pages hereto or that becomes a party hereto pursuant to Section 29 hereof (each such Subsidiary being a “Subsidiary Pledgor” and, collectively, the “Subsidiary Pledgors”; the Subsidiary Pledgors, Holdings, MergerSub and the Company are referred to collectively as the “Pledgors”), and Morgan Stanley Senior Funding, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties.

A.        Reference is made to (i) the Second Lien Credit Agreement, dated as of March 13, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, MergerSub, the Company, NVI, the Lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent and the Collateral Agent, and (ii) the Second Lien Guarantee, dated as of the date of the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors party thereto and the Collateral Agent.

B.        Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

C.        The Pledgors have entered into the Pledge Agreement in order to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement, to induce the Lenders to make their respective Loans to the Borrower.

D.        The undersigned Guarantors (each an “Additional Pledgor”) are, as of the date hereof, (a) the legal and beneficial owners of the Equity Interests described in Schedule 1 hereto and issued by the entities named therein (such Equity Interests, together with any Equity Interests of the issuer of such Equity Interests or any other issuer directly held directly by any such Additional Pledgor in the future, in each case, except to the extent excluded from the Additional Collateral for the Obligations pursuant to the penultimate paragraph of Section 1 below, referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owners of the Indebtedness evidenced by a promissory note in excess of $10,000,000 described in Schedule 1 hereto (together with any other Indebtedness owed to any such Additional Pledgor hereafter and required to be pledged pursuant to Section 9.12 of the Credit Agreement, the “Additional Pledged Debt”).

E.        Section 9.11 of the Credit Agreement and Section 28 of the Pledge Agreement provide that additional Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Pledgor is executing this Supplement in accordance with the requirements of Section 9.11 of the Credit Agreement and Section 28 of the Pledge Agreement to pledge to the Collateral Agent for the benefit of the Secured Parties the Additional Pledged Shares and the Additional Pledged Debt and to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make their respective Loans to the Borrower.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Accordingly, the Collateral Agent and each undersigned Additional Pledgor agree as follows:

SECTION 1.    Each Additional Pledgor by its signature hereby collaterally assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Additional Pledgor’s right, title and  interest in the following, whether now owned or existing  or hereafter acquired or existing (collectively, the “Additional Collateral”):

(a)      the Additional Pledged Shares held by such Additional Pledgor and the certificates representing such Additional Pledged Shares and any interest of such Additional Pledgor in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares;

(b)      the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Pledgor, and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt; and

(c)       to the extent not covered by clauses (a) and (b) above, respectively, all Proceeds of any or all of the foregoing Additional Collateral.

Notwithstanding the foregoing, the Additional Collateral (and any defined term used in the definition thereof) for the Obligations shall not include any Excluded Stock and Stock Equivalents or any Excluded Property.

For purposes of the Pledge Agreement, the Collateral shall be deemed to include the Additional Collateral.

SECTION 2.    Each Additional Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and each Additional Pledgor hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder. Each reference to a “Subsidiary Pledgor” or a “Pledgor” in the Pledge Agreement shall be deemed to include each Additional Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 3.    Each Additional Pledgor represents and warrants as follows:

(a)       Schedule 1 hereto correctly represents as of the date hereof (A) the issuer, the certificate number, the Additional Pledgor and registered owner, the number and class and the percentage of the issued and outstanding Equity Interests of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Pledgor and holder, date of and maturity date of all Additional Pledged Debt. Except as set forth on Schedule 1 and except for Excluded Stock and Stock Equivalents, the Additional Pledged Shares represent all (or 66% in the case of pledges of the Voting Stock of Foreign Subsidiaries or any Domestic Subsidiary substantially all of the assets of which consist of equity and/or debt of Foreign Subsidiaries that are CFCs) of the issued and outstanding Equity Interests of each class of Equity Interests of the issuer thereof on the date hereof.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

(b)        Such Additional Pledgor is the legal and beneficial owner of the Additional Collateral pledged or collaterally assigned by such Additional Pledgor hereunder free and clear of any Lien, except for Permitted Liens and the Liens created by this Supplement to the Pledge Agreement.

(c)        As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable, in each case, to the extent such concepts are applicable in the jurisdiction of organization of the respective issuer.

(d)       The execution and delivery by such Additional Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Pledgor pursuant hereto create a legal, valid and enforceable security interest in such Additional Collateral (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction) and, upon delivery of such Additional Collateral to the Collateral Agent, shall constitute a fully perfected lien and security interest in the Additional Collateral (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the creation and  perfection of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), securing the payment of the Obligations, in favor of the Collateral Agent for the benefit of the Secured Parties, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

(e)       Such Additional Pledgor has full organizational power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Pledgor pursuant to this Supplement, and this Supplement constitutes a legal, valid and binding obligation of each Additional Pledgor (with respect to Collateral consisting of the Equity Interests or Pledged Debt of Foreign Subsidiaries, to the extent the enforceability of such Security Interest is governed by the Uniform Commercial Code of any applicable jurisdiction), enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity and principles of good faith and fair dealing.

SECTION 4.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and Holdings. This Supplement shall become effective as to each Additional Pledgor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Pledgor and the Collateral Agent.

SECTION 5.    Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 6.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED  AND INTERPRETED IN ACCORDANCE WITH,  THE  LAWS OF THE STATE OF NEW YORK.

SECTION 7.    Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.    All notices, requests and demands pursuant hereto shall be made in accordance with Section 15 of the Pledge Agreement. All communications and notices hereunder to each Additional Pledgor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

SECTION 9.    Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to the Pledge Agreement are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement), including liens and security interests granted to Goldman Sachs Bank USA, as administrative agent, pursuant to or in connection with the First Lien Credit Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.

[SIGNATURE PAGES FOLLOW]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, each Additional Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR],
as an Additional Pledgor

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.,
as the Collateral Agent

By:
Name:
Title:

[Supplement to the Second Lien Pledge Agreement]

National Vision Holdings, Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SCHEDULE 1
TO SUPPLEMENT NO. [    ]
TO THE PLEDGE AGREEMENT

Pledged Shares

Record owner	Issuer	Certificate No.	Number of Shares	% of Shares Owned

Pledged Debt

Payee	Issuer	Principal Amount	Date of Instrument	Maturity Date